Exhibit 99.2

Boise Cascade Holdings, L.L.C.

Quarterly Statistical Information

	2007
	Q1	Q2	Q3	Q4	YTD
Building Materials Distribution
Commodity Sales	43.8%				43.8%
EWP Sales	14.7%				14.7%
General Line Sales	41.5%				41.5%
Total Sales (millions)	$609				$609
Depreciation & Amortization (000)	$1,876				$1,876
Capital Spending (000)	$9,676				$9,676

Wood Products
LVL Sales Volume (CCF)	27,341				27,341
I-joist Sales Volume (MELF)	47,220				47,220
Plywood Sales Volume (MSF 3/8”)	383,561				383,561
Segment Plywood Sales Volume (MSF 3/8”)	309,765				309,765
Veneer Sales Volume (MSF 3/8”)	176,958				176,958
Segment Veneer Net Sales Volume (MSF 3/8”)	15,419				15,419
Lumber Sales Volume (MBF)	56,282				56,282
Particleboard Sales Volume (MSF 3/4”)	37,134				37,134
LVL Mill Net Sales Price ($/CCF)	$1,749				$1,749
I-joist Mill Net Sales Price ($/MELF)	$1,044				$1,044
Plywood Net Sales Price ($/MSF 3/8”)	$268				$268
Segment Plywood Net Sales Price ($/MSF 3/8”)	$244				$244
Lumber Net Sales Price ($/MBF)	$448				$448
Particleboard Mill Net Sales Price ($/MSF 3/4”)	$321				$321
Depreciation & Amortization (000)	$7,284				$7,284
Capital Spending (000)	$3,118				$3,118

Paper
Commodity UFS Volume (short tons)	250,062				250,062
Specialty & Premium UFS Volume (short tons)	129,918				129,918
Market Pulp Volume (short tons)	23,733				23,733
Medium Volume (short tons)	31,782				31,782
Commodity UFS Mill Net Sales Price ($/short ton)	$818				$818
Specialty & Premium UFS Mill Net Sales Price ($/short ton)	$904				$904
Market Pulp Mill Net Sales Price ($/short ton)	$516				$516
Medium Mill Net Sales Price ($/short ton)	$423				$423
Depreciation & Amortization (000)	$16,573				$16,573
Capital Spending (000)	$25,442				$25,442

Packaging & Newsprint
Linerboard Sales Volume (short tons)	136,752				136,752
Segment Linerboard Sales Volume (short tons)	65,381				65,381
Corrugated Containers and Sheets Sales Volume (mmsf)	1,634				1,634
Newsprint Sales Volume (short tons)	107,076				107,076
Linerboard Mill Net Sales Price ($/short ton)	$396				$396
Segment Linerboard Mill Net Sales Price ($/short ton)	$375				$375
Corrugated Containers and Sheets Net Sales Price ($/msf)	$51				$51
Newsprint Mill Net Sales Price ($/short ton)	$524				$524
Depreciation & Amortization (000)	$13,412				$13,412
Capital Spending (000)	$2,518				$2,518

Total Company
EBITDA (000)*	$73,862				$73,862
Net Debt (000)*	$1,207,724				$1,207,724
Net Debt to last 12 months EBITDA	3.5:1				3.5:1

*Reconciliation of net income (a GAAP measure) to EBITDA and total debt (a GAAP measure) to net debt are provided as an appendix.

Boise Cascade Holdings, L.L.C.

Quarterly Statistical Information

	2006
	Q1	Q2	Q3	Q4	YTD
Building Materials Distribution
Commodity Sales	48.9%	44.9%	43.4%	43.5%	45.2%
EWP Sales	15.0%	15.6%	16.2%	15.8%	15.7%
General Line Sales	36.1%	39.5%	40.4%	40.7%	39.1%
Total Sales (millions)	$762	$833	$756	$599	$2,950
Depreciation & Amortization (000)	$2,348	$2,404	$2,366	$2,113	$9,231
Capital Spending (000)	$2,206	$2,065	$1,992	$4,263	$10,526

Wood Products
LVL Sales Volume (CCF)	35,429	31,588	31,847	21,688	120,552
I-joist Sales Volume (MELF)	59,311	63,395	56,943	39,281	218,930
Plywood Sales Volume (MSF 3/8”)	409,792	428,436	415,188	361,471	1,614,887
Segment Plywood Sales Volume (MSF 3/8”)	314,821	332,275	316,433	304,102	1,267,631
Veneer Sales Volume (MSF 3/8”)	181,792	193,276	178,063	180,997	734,128
Segment Veneer Net Sales Volume (MSF 3/8”)	20,886	13,376	11,234	11,128	56,624
Lumber Sales Volume (MBF) ^	73,899	76,576	69,018	57,148	276,641
Particleboard Sales Volume (MSF 3/4”)	37,526	43,557	44,864	31,502	157,449
LVL Mill Net Sales Price ($/CCF)	$1,902	$1,916	$1,860	$1,834	$1,896
I-joist Mill Net Sales Price ($/MELF)	$1,097	$1,107	$1,109	$1,104	$1,110
Plywood Net Sales Price ($/MSF 3/8”)	$301	$288	$277	$254	$281
Segment Plywood Net Sales Price ($/MSF 3/8”)	$278	$264	$248	$232	$256
Lumber Net Sales Price ($/MBF)	$509	$498	$462	$440	$478
Particleboard Mill Net Sales Price ($/MSF 3/4”)	$272	$322	$399	$359	$339
Depreciation & Amortization (000)	$6,317	$6,670	$7,065	$7,571	$27,623
Capital Spending (000)	$9,164	$6,233	$7,273	$8,023	$30,693

Paper
Commodity UFS Volume (short tons)	268,699	261,273	237,620	231,170	998,762
Specialty & Premium UFS Volume (short tons)	124,471	124,682	124,901	124,368	498,422
Market Pulp Volume (short tons)	35,103	31,851	20,193	24,580	111,727
Medium Volume (short tons)	33,177	33,698	35,259	30,336	132,470
Commodity UFS Mill Net Sales Price ($/short ton)	$697	$753	$807	$824	$767
Specialty & Premium UFS Mill Net Sales Price ($/short ton)	$855	$865	$887	$884	$873
Market Pulp Mill Net Sales Price ($/short ton)	$386	$420	$477	$514	$440
Medium Mill Net Sales Price ($/short ton)	$343	$388	$418	$419	$392
Depreciation & Amortization (000)	$14,617	$15,453	$15,711	$16,550	$62,331
Capital Spending (000)	$17,439	$20,446	$20,060	$27,530	$85,475

Packaging & Newsprint
Linerboard Sales Volume (short tons)	130,324	139,046	144,777	140,264	554,411
Segment Linerboard Sales Volume (short tons)*	75,856	62,050	65,145	63,414	266,465
Corrugated Containers and Sheets Sales Volume (mmsf)	1,504	1,755	1,705	1,635	6,599
Newsprint Sales Volume (short tons)	100,595	97,243	108,689	104,321	410,848
Linerboard Mill Net Sales Price ($/short ton)	$332	$377	$403	$396	$378
Segment Linerboard Mill Net Sales Price ($/short ton)*	$318	$354	$383	$374	$355
Corrugated Containers and Sheets Net Sales Price ($/msf)	$47	$49	$52	$52	$50
Newsprint Mill Net Sales Price ($/short ton)	$529	$546	$533	$525	$533
Depreciation & Amortization (000)	$12,072	$12,685	$12,770	$13,288	$50,815
Capital Spending (000)†	$7,047	$5,116	$3,812	$7,566	$23,541

Total Company
EBITDA (000)**	$69,416	$97,634	$103,747	$68,339	$339,136
Net Debt (000)**	$1,319,854	$1,265,081	$1,199,024	$1,171,931	$1,171,931
Net Debt to last 12 months EBITDA	3.7:1	3.6:1	3.5:1	3.5:1	3.5:1

^ Jackson lumber sales volume included.

*Includes the impact of adopting Emerging Issues Task Force (EITF) 04-13, Accounting for Purchases and Sales of Inventory with the Same Counterparty, effective January 1, 2006, which required us to report our inventory buy/sell transactions with the same counterparty on a net basis.  In accordance with the provisions of EITF 04-13, prior period financial information has not been reclassified to conform with the current period’s presentation.

**Reconciliation of net income (a GAAP measure) to EBITDA and total debt (a GAAP measure) to net debt are provided as an appendix.

†Capital spending presented does not include the $42,609,000 cash paid for the purchase of the assets of Central Texas Corrugated in Waco, Texas.

Boise Cascade Holdings, L.L.C.

Quarterly Statistical Information

	2005
	Q1	Q2	Q3	Q4	YTD
Building Materials Distribution
Commodity Sales	55.0%	50.5%	50.3%	51.1%	51.6%
EWP Sales	15.3%	16.4%	16.6%	14.9%	15.9%
General Line Sales	29.7%	33.1%	33.1%	34.0%	32.5%
Total Sales (millions)	$696	$796	$843	$717	$3,052
Depreciation & Amortization (000)	$2,004	$2,301	$2,380	$2,381	$9,066
Capital Spending (000)	$1,765	$5,185	$3,074	$1,652	$11,676

Wood Products
LVL Sales Volume (CCF)	31,526	32,728	32,213	26,802	123,269
I-joist Sales Volume (MELF)	57,129	63,758	67,678	54,325	242,890
Plywood Sales Volume (MSF 3/8”)	405,992	422,623	427,888	401,792	1,658,295
Segment Plywood Sales Volume (MSF 3/8”)	327,273	325,663	348,887	326,626	1,328,449
Veneer Sales Volume (MSF 3/8”)	227,522	205,673	195,259	185,605	814,059
Segment Veneer Net Sales Volume (MSF 3/8”)	60,597	49,548	15,230	20,348	145,723
Lumber Sales Volume (MBF) ^	86,531	86,076	80,018	74,192	326,817
Particleboard Sales Volume (MSF 3/4”)	39,062	43,955	43,324	38,280	164,621
LVL Mill Net Sales Price ($/CCF)	$1,860	$2,009	$1,972	$1,917	$1,941
I-joist Mill Net Sales Price ($/MELF)	$1,052	$1,112	$1,114	$1,098	$1,095
Plywood Net Sales Price ($/MSF 3/8”)	$307	$306	$311	$315	$310
Segment Plywood Net Sales Price ($/MSF 3/8”)	$290	$285	$294	$301	$293
Lumber Net Sales Price ($/MBF)	$519	$493	$468	$482	$491
Particleboard Mill Net Sales Price ($/MSF 3/4”)	$270	$267	$254	$263	$263
Depreciation & Amortization (000)	$5,252	$5,350	$6,249	$6,190	$23,041
Capital Spending (000)	$12,282	$9,110	$11,831	$16,904	$50,127

Paper
Commodity UFS Volume (short tons)	274,426	264,443	269,634	271,317	1,079,820
Specialty & Premium UFS Volume (short tons)	101,964	108,749	110,625	114,641	435,979
Market Pulp Volume (short tons)	30,120	27,299	44,576	39,887	141,882
Medium Volume (short tons)	30,811	33,075	32,198	32,184	128,268
Commodity UFS Mill Net Sales Price ($/short ton)	$708	$716	$684	$679	$697
Specialty & Premium UFS Mill Net Sales Price ($/short ton)	$871	$863	$850	$837	$855
Market Pulp Mill Net Sales Price ($/short ton)	$419	$408	$384	$385	$396
Medium Mill Net Sales Price ($/short ton)	$364	$342	$313	$302	$330
Depreciation & Amortization (000)	$13,032	$13,305	$13,847	$13,848	$54,032
Capital Spending (000)	$12,719	$20,276	$24,077	$23,209	$80,281

Packaging & Newsprint
Linerboard Sales Volume (short tons)	129,405	134,500	126,067	140,357	530,329
Segment Linerboard Sales Volume (short tons)	113,863	113,923	103,766	120,257	451,809
Segment Linerboard Sales Volume excluding Board Trade (short tons)	77,532	76,250	72,150	88,028	313,960
Corrugated Containers and Sheets Sales Volume (mmsf)	1,142	1,147	1,226	1,255	4,770
Newsprint Sales Volume (short tons)	96,957	105,149	99,847	105,662	407,615
Linerboard Mill Net Sales Price ($/short ton)	$351	$337	$301	$287	$319
Segment Linerboard Mill Net Sales Price ($/short ton)	$384	$370	$326	$315	$349
Segment Linerboard Mill Net Sales Price excluding Board Trade ($/short ton)	$342	$321	$277	$275	$303
Corrugated Containers and Sheets Net Sales Price ($/msf)	$50	$51	$51	$48	$50
Newsprint Mill Net Sales Price ($/short ton)	$456	$483	$505	$520	$491
Depreciation & Amortization (000)	$9,209	$9,241	$9,230	$9,498	$37,178
Capital Spending (000)	$4,462	$4,143	$3,701	$7,176	$19,482

Total Company
EBITDA (000)*	$111,544	$108,831	$113,466	$67,330	$401,171
Net Debt (000)*	$1,425,926	$1,358,702	$1,310,688	$1,277,629	$1,277,629
Net Debt to Last 12 Months EBITDA	3.0:1	3.2:1	3.3:1	3.2:1	3.2:1

^Jackson lumber sales volume included.

*Reconciliation of net income (loss) (a GAAP measure) to EBITDA and total debt (a GAAP measure) to net debt are provided as an appendix.

Boise Cascade Holdings, L.L.C.

Quarterly Statistical Information

	2004
	Q1	Q2	Q3	Q4	YTD
Building Materials Distribution
Commodity Sales	61.9%	60.4%	58.0%	54.8%	58.8%
EWP Sales	11.4%	12.5%	14.2%	15.3%	13.4%
General Line Sales	26.7%	27.1%	27.8%	29.9%	27.8%
Total Sales (millions)	$619	$794	$805	$626	$2,844
Depreciation & Amortization (000)	$1,859	$1,832	$1,851	$2,009	$7,551
Capital Spending (000)	$2,168	$3,273	$3,517	$1,905	$10,863

Wood Products
LVL Sales Volume (CCF)	27,028	31,362	32,902	27,975	119,267
I-joist Sales Volume (MELF)	49,975	61,692	63,152	47,823	222,642
Plywood Sales Volume (MSF 3/8”)	463,852	440,266	417,329	436,267	1,757,714
Segment Plywood Sales Volume (MSF 3/8”)	398,565	369,610	338,854	363,689	1,470,718
Veneer Sales Volume (MSF 3/8”)	205,129	203,417	202,552	193,777	804,875
Segment Veneer Net Sales Volume (MSF 3/8”)	66,570	58,589	55,532	43,904	224,595
Lumber Sales Volume (MBF) ^	90,174	87,548	96,161	88,658	362,541
Particleboard Sales Volume (MSF 3/4”)	39,596	47,331	37,829	31,161	155,917
LVL Mill Net Sales Price ($/CCF)	$1,536	$1,618	$1,706	$1,829	$1,673
I-joist Mill Net Sales Price ($/MELF)	$907	$973	$1,029	$1,027	$986
Plywood Net Sales Price ($/MSF 3/8”)	$326	$364	$331	$286	$325
Segment Plywood Net Sales Price ($/MSF 3/8”)	$323	$367	$328	$271	$322
Lumber Net Sales Price ($/MBF)	$518	$566	$575	$521	$546
Particleboard Mill Net Sales Price ($/MSF 3/4”)	$273	$320	$320	$298	$304
Depreciation & Amortization (000)	$6,701	$7,336	$7,109	$5,676	$26,822
Capital Spending (000)	$9,606	$14,292	$12,960	$12,110	$48,968

Paper
Commodity UFS Volume (short tons)	281,089	260,866	267,235	260,246	1,069,436
Specialty & Premium UFS Volume (short tons)	104,487	113,491	107,006	100,677	425,661
Market Pulp Volume (short tons)	37,764	40,713	43,460	42,813	164,750
Medium Volume (short tons)	32,082	33,175	34,229	33,700	133,186
Commodity UFS Mill Net Sales Price ($/short ton)	$635	$655	$693	$728	$677
Specialty & Premium UFS Mill Net Sales Price ($/short ton)	$828	$838	$874	$864	$851
Market Pulp Mill Net Sales Price ($/short ton)	$370	$417	$419	$387	$399
Medium Mill Net Sales Price ($/short ton)	$336	$371	$433	$451	$399
Depreciation & Amortization (000)	$35,507	$35,805	$36,485	$19,034	$126,831
Capital Spending (000)	$10,758	$17,573	$17,416	$26,906	$72,653

Packaging & Newsprint
Linerboard Sales Volume (short tons)	105,288	139,811	139,011	136,567	520,677
Segment Linerboard Sales Volume (short tons)	99,939	123,761	119,775	119,644	463,119
Segment Linerboard Sales Volume excluding Board Trade (short tons)	64,252	84,005	86,072	80,087	314,416
Corrugated Containers and Sheets Sales Volume (mmsf)	1,146	1,081	1,244	1,192	4,663
Newsprint Sales Volume (short tons)	104,017	104,632	102,335	118,847	429,831
Linerboard Mill Net Sales Price ($/short ton)	$312	$348	$392	$404	$367
Segment Linerboard Mill Net Sales Price ($/short ton)	$313	$342	$385	$396	$361
Segment Linerboard Mill Net Sales Price excluding Board Trade ($/short ton)	$275	$306	$353	$357	$326
Corrugated Containers and Sheets Net Sales Price ($/msf)	$45	$46	$50	$49	$48
Newsprint Mill Net Sales Price ($/short ton)	$430	$432	$431	$450	$436
Depreciation & Amortization (000)	$10,327	$10,526	$10,630	$9,184	$40,667
Capital Spending (000)	$16,144	$5,144	$4,118	$4,485	$29,891

Total Company
EBITDA (000)*	$81,565	$157,508	$140,365	$68,007	$447,445

^Jackson lumber sales volume included.

*Reconciliation of net income (a GAAP measure) to EBITDA is provided as an appendix.

Boise Cascade Holdings, L.L.C.

Quarterly Statistical Information

	2003
	Q1	Q2	Q3	Q4	YTD
Building Materials Distribution
Commodity Sales	55.0%	54.3%	58.8%	61.9%	57.8%
EWP Sales	12.9%	14.1%	13.7%	12.6%	13.3%
General Line Sales	32.1%	31.6%	27.5%	25.5%	28.9%
Total Sales (millions)	$391	$505	$603	$549	$2,048
Depreciation & Amortization (000)	$1,755	$1,749	$1,745	$1,859	$7,108
Capital Spending (000)	$2,396	$2,660	$4,162	$4,402	$13,620

Wood Products
LVL Sales Volume (CCF)	20,685	25,063	28,431	24,115	98,294
I-joist Sales Volume (MELF)	40,534	53,271	60,275	45,869	199,949
Plywood Sales Volume (MSF 3/8”)	466,537	476,896	499,323	447,724	1,890,480
Segment Plywood Sales Volume (MSF 3/8”)	411,445	417,754	431,737	393,794	1,654,730
Veneer Sales Volume (MSF 3/8”)	201,655	209,723	205,785	191,722	808,885
Segment Veneer Net Sales Volume (MSF 3/8”)	54,746	59,344	56,635	41,963	212,688
Lumber Sales Volume (MBF) ^	93,524	93,113	90,522	86,895	364,054
Particleboard Sales Volume (MSF 3/4”)	41,192	38,609	36,524	36,296	152,621
LVL Mill Net Sales Price ($/CCF)	$1,453	$1,447	$1,440	$1,516	$1,463
I-joist Mill Net Sales Price ($/MELF)	$867	$861	$865	$905	$874
Plywood Net Sales Price ($/MSF 3/8”)	$220	$228	$291	$334	$267
Segment Plywood Net Sales Price ($/MSF 3/8”)	$201	$209	$281	$331	$255
Lumber Net Sales Price ($/MBF)	$412	$400	$446	$468	$431
Particleboard Mill Net Sales Price ($/MSF 3/4”)	$219	$230	$243	$254	$236
Depreciation & Amortization (000)	$8,345	$8,592	$8,704	$8,540	$34,181
Capital Spending (000)	$5,495	$9,358	$7,780	$11,124	$33,757

Paper
Commodity UFS Volume (short tons)	256,513	256,106	261,223	248,059	1,021,901
Specialty & Premium UFS Volume (short tons)	96,094	94,719	92,538	90,869	374,220
Market Pulp Volume (short tons)	32,966	30,959	47,193	35,423	146,541
Medium Volume (short tons)	29,918	30,314	33,891	32,151	126,274
Commodity UFS Mill Net Sales Price ($/short ton)	$702	$689	$662	$637	$673
Specialty & Premium UFS Mill Net Sales Price ($/short ton)	$866	$857	$856	$835	$854
Market Pulp Mill Net Sales Price ($/short ton)	$338	$376	$351	$358	$355
Medium Mill Net Sales Price ($/short ton)	$374	$361	$357	$348	$360
Depreciation & Amortization (000)	$33,899	$32,499	$35,091	$34,807	$136,296
Capital Spending (000)	$21,489	$31,928	$10,342	$20,858	$84,617

Packaging & Newsprint
Linerboard Sales Volume (short tons)	128,331	123,491	136,384	135,274	523,480
Segment Linerboard Sales Volume (short tons)	118,362	100,878	111,564	120,423	451,228
Segment Linerboard Sales Volume excluding Board Trade (short tons)	79,250	63,062	72,675	81,343	296,330
Corrugated Containers and Sheets Sales Volume (mmsf)	1,122	1,151	1,204	1,114	4,591
Newsprint Sales Volume (short tons)	105,942	89,335	100,363	120,186	415,826
Linerboard Mill Net Sales Price ($/short ton)	$333	$344	$338	$312	$331
Segment Linerboard Mill Net Sales Price ($/short ton)	$326	$329	$326	$305	$321
Segment Linerboard Mill Net Sales Price excluding Board Trade ($/short ton)	$290	$292	$282	$265	$281
Corrugated Containers and Sheets Net Sales Price ($/msf)	$46	$46	$47	$45	$46
Newsprint Mill Net Sales Price ($/short ton)	$374	$399	$412	$405	$397
Depreciation & Amortization (000)	$9,872	$9,325	$10,614	$10,558	$40,369
Capital Spending (000)	$5,987	$10,992	$8,848	$10,441	$36,268

^Jackson lumber sales volume included.

Appendix

Reconciliation of Non-GAAP Financial Measures

(000)

EBITDA represents income before interest (interest expense, interest income, and changes in fair value of interest rate swaps), income taxes, depreciation, amortization, and depletion.  The following table reconciles net income to EBITDA for the three months ended March 31, 2007.

	2007
	Q1	Q2	Q3	Q4	YTD

Net income	$10,537				$10,537
Interest expense	22,343				22,343
Interest income	(601)				(601)
Income tax provision	1,223				1,223
Depreciation, amortization, and depletion	40,360				40,360
EBITDA	$73,862				$73,862

The following table reconciles net income to EBITDA for the three months ended March 31, 2006, June 30, 2006, September 30, 2006, December 31, 2006, and for the year ended December 31, 2006:

	2006
	Q1	Q2	Q3	Q4	YTD

Net income	$1,969	$31,194	$36,366	$2,042	$71,571
Interest expense	30,176	28,610	28,400	25,218	112,404
Interest income	(604)	(934)	(909)	(1,334)	(3,781)
Income tax provision	1,218	305	616	1,492	3,631
Depreciation, amortization, and depletion	36,657	38,459	39,274	40,921	155,311
EBITDA	$69,416	$97,634	$103,747	$68,339	$339,136

The following table reconciles net income (loss) to EBITDA for the three months ended March 31, 2005, June 30, 2005, September 30, 2005, December 31, 2005, and for the year ended December 31, 2005:

	2005
	Q1	Q2	Q3	Q4	YTD

Net income (loss)	$64,739	$(14,469)	$28,474	$42,623	$121,367
Change in fair value of interest rate swaps	(15,200)	5,314	—	—	(9,886)
Interest expense	32,079	74,365	31,055	28,845	166,344
Interest income	(1,350)	(434)	(367)	(1,240)	(3,391)
Income tax provision (benefit)	639	12,343	21,260	(36,331)	(2,089)
Depreciation, amortization, and depletion	30,637	31,712	33,044	33,433	128,826
EBITDA	$111,544	$108,831	$113,466	$67,330	$401,171

The following table reconciles net income to EBITDA for the three months ended March 31, 2004, June 30, 2004, September 30, 2004, December 31, 2004, and for the year ended December 31, 2004:

	2004
	Q1	Q2	Q3	Q4	YTD

Net income	$2,107	$46,493	$35,175	$10,393	$94,168
Interest expense	20,604	22,845	21,281	29,576	94,306
Interest income	(157)	(168)	(199)	(2,038)	(2,562)
Income tax provision (benefit)	1,275	29,426	24,701	(7,722)	47,680
Depreciation, amortization, and depletion	57,736	58,912	59,407	37,798	213,853
EBITDA	$81,565	$157,508	$140,365	$68,007	$447,445

Appendix

Reconciliation of Non-GAAP Financial Measures

(000)

Net debt includes long- and short-term debt owed to third parties, less cash and cash equivalents.  It excludes a note payable to a related party.  The following table reconciles total debt to net debt at March 31, 2007:

	2007
	Q1	Q2	Q3	Q4	YTD

Long-term debt	$1,273,900				$1,273,900
Less cash and cash equivalents	(66,176)				(66,176)
Net debt	$1,207,724				$1,207,724

The following table reconciles total debt to net debt at March 31, 2006, June 30, 2006, September  30, 2006, and at December 31, 2006:

	2006
	Q1	Q2	Q3	Q4	YTD

Short-term borrowings	$—	$—	$—	$3,200	$3,200
Long-term debt	1,458,200	1,345,000	1,258,900	1,213,900	1,213,900
Note payable to related party, net	276,134	278,637	279,916	—	—
Total debt	1,734,334	1,623,637	1,538,816	1,217,100	1,217,100
Less note payable to related party, net	(276,134)	(278,637)	(279,916)	—	—
Less cash and cash equivalents	(138,346)	(79,919)	(59,876)	(45,169)	(45,169)
Net debt	$1,319,854	$1,265,081	$1,199,024	$1,171,931	$1,171,931

The following table reconciles total debt to net debt at March 31, 2005, June 30, 2005, September 30, 2005, and at December 31, 2005:

	2005
	Q1	Q2	Q3	Q4	YTD

Current portion long-term debt	$—	$8,400	$8,400	$—	$—
Long-term debt, less current portion	1,568,000	1,479,500	1,477,400	1,365,800	1,365,800
Note payable to related party, net	256,123	261,286	266,405	270,854	270,854
Total debt	1,824,123	1,749,186	1,752,205	1,636,654	1,636,654
Less note payable to related party, net	(256,123)	(261,286)	(266,405)	(270,854)	(270,854)
Less cash and cash equivalents	(142,074)	(129,198)	(175,112)	(88,171)	(88,171)
Net debt	$1,425,926	$1,358,702	$1,310,688	$1,277,629	$1,277,629